MERRILL LYNCH
U.S. TREASURY
MONEY FUND


STRATEGIC
         Performance


Semi-Annual Report
May 31, 1997


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
U.S. Treasury Money Fund
Box 9011
Princeton, NJ
08543-9011                                               #13966 -- 5/97



Merrill Lynch U.S. Treasury Money Fund                     May 31, 1997

DEAR SHAREHOLDER

For the six-month period ended May 31, 1997, Merrill Lynch U.S. Treasury Money Fund paid shareholders a net annualized dividend of 4.45%.* The Fund's 7-day yield as of May 31, 1997 was 4.60%.

The average portfolio maturity for Merrill Lynch U.S. Treasury Money Fund remained unchanged from November 30, 1996 to May 31, 1997 at
70 days.

The Environment
Stock and bond market turbulence increased during the six-month period ended May 31, 1997. Mounting evidence of stronger-than-expected economic growth suggested to investors that the Federal Reserve Board would make a preemptive strike to contain inflationary pressures. These concerns were heightened by statements made by Federal Reserve Board Chairman Alan Greenspan, and culminated in an increase in the Federal Funds rate of 0.25% to 5.50% on March 25. As investors became concerned that this might prove to be only the first in a series of monetary policy tightening moves, interest rates rose and stock and bond prices declined.

Following the Federal Reserve Board's action, investor sentiment fluctuated from negative to more positive, depending upon whether the latest economic data releases were perceived to suggest an overheating or moderating trend. Stock prices were given a boost following a series of strong corporate earnings reports and the likelihood that a capital gains tax cut would be part of the Federal balanced budget agreement. Nonetheless, clear-cut signs of continued low inflation and moderate economic growth, as well as no further indications of monetary policy tightening, are probably needed to bring stability to the financial markets. Another potential positive for the US financial markets would be a successful conclusion to the Federal budget agreement currently under discussion by Congress and the Clinton Administration. Despite the interest rate hike in March, securities at the front end of the yield curve remained well bid. Smaller Treasury bill auctions prompted us to favor Treasury notes while enabling the Fund to follow a relatively constructive strategy.

In Conclusion
We appreciate your interest in Merrill Lynch U.S. Treasury Money Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/JOHN NG
John Ng
Vice President and Portfolio Manager

June 24, 1997

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.



Merrill Lynch U.S. Treasury Money Fund                     May 31, 1997

SCHEDULE OF INVESTMENTS                                  (in Thousands)

                                 Face     Interest  Maturity    Value
Issue                           Amount     Rate*      Date    (Note 1a)

US Government
Obligations -- 99.8%
US Treasury Bills                $6,000    5.24%    6/17/97    $5,988
                                    953    5.18     7/24/97       946
                                  2,200    5.19     7/24/97     2,184
                                  4,000    5.20     8/07/97     3,964
                                    824    5.27     8/14/97       816
                                  1,579   5.285     8/14/97     1,563
                                  3,000    5.32     8/21/97     2,967
                                  2,175    5.07     9/04/97     2,146
                                  2,000   5.185     9/11/97     1,971
                                  1,093    5.19     9/11/97     1,077
                                    810    5.03     9/18/97       798
                                    186    5.18     9/18/97       183
                                    947    5.23     9/18/97       932
                                  1,656    5.29     9/18/97     1,630
                                    150    5.31     9/18/97       148

US Treasury Notes                 6,300    5.50     7/31/97     6,304
                                  9,500   5.875     7/31/97     9,512
                                  3,000    5.75     9/30/97     3,004

Total US Government
Obligations (Cost -- $46,106)                                  46,133

Total Investments (Cost -- $46,106) -- 99.8%                   46,133
Other Assets Less Liabilities -- 0.2%                             109
                                                              -------
Net Assets -- 100.0%                                          $46,242
                                                              =======

* US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed rates or upon maturity.

See Notes to Financial Statements.




FINANCIAL INFORMATION

Statement of Assets and Liabilities as of May 31, 1997

Assets:              Investments, at value (identified cost -- $46,106,006*)(Note 1a)                         $46,132,560
                     Cash                                                                                           5,270
                     Receivables:
                     Securities sold                                                             $5,855,487
                     Interest                                                                       322,278     6,177,765
                                                                                               ------------
                     Prepaid registration fees and other assets (Note 1d)                                          32,872
                                                                                                             ------------
                     Total assets                                                                              52,348,467
                                                                                                             ------------

Liabilities:         Payables:
                     Securities purchased                                                         5,987,774
                     Beneficial interest redeemed                                                    72,757
                     Distributor (Note 2)                                                             6,530
                     Investment adviser (Note 2)                                                      5,767     6,072,828
                                                                                               ------------
                     Accrued expenses and other liabilities                                                        33,169
                                                                                                             ------------
                     Total liabilities                                                                          6,105,997
                                                                                                             ------------

Net Assets:          Net assets                                                                               $46,242,470
                                                                                                             ============

Net Assets           Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:          shares authorized                                                                         $4,621,592
                     Paid-in capital in excess of par                                                          41,594,324
                     Unrealized appreciation on investments -- net                                                 26,554
                                                                                                             ------------
                     Net assets -- Equivalent to $1.00 per share based on 46,215,916 shares
                     of beneficial interest outstanding                                                       $46,242,470
                                                                                                             ============

                    *Cost for Federal income tax purposes. As of May 31, 1997, net unrealized appreciation for Federal income tax purposes amounted to $26,554, of which $26,604 related to appreciated securities and $50 related to depreciated securities.

                     See Notes to Financial Statements.





Statement of Operations
                                                                                    For the Six Months Ended May 31, 1997

Investment Income    Interest and amortization of premium and discount earned                                  $1,529,428
(Note 1c):
Expenses:            Investment advisory fees (Note 2)                                             $144,359
                     Distribution fees (Note 2)                                                      33,326
                     Trustees' fees and expenses                                                     29,330
                     Registration fees (Note 1d)                                                     26,593
                     Professional fees                                                               25,731
                     Accounting services (Note 2)                                                    17,526
                     Transfer agent fees (Note 2)                                                    14,432
                     Printing and shareholder reports                                                14,063
                     Custodian fees                                                                   4,348
                     Other                                                                           10,194
                                                                                               ------------
                     Total expenses before reimbursement                                            319,902
                     Reimbursement of expenses (Note 2)                                            (101,051)
                                                                                               ------------
                     Total expenses after reimbursement                                                           218,851
                                                                                                             ------------
                     Investment income -- net                                                                   1,310,577
                                                                                                             ------------

Realized &           Realized gain on investments -- net                                                            8,060
Unrealized Gain on   Change in unrealized appreciation on investments -- net                                       24,487
Investments -- Net                                                                                           ------------
(Note 1c):           Net Increase in Net Assets Resulting from Operations                                      $1,343,124
                                                                                                             ============

                     See Notes to Financial Statements.





Statements of Changes in Net Assets

                                                                                               For the Six     For the
                                                                                              Months Ended   Year Ended
                                                                                              May 31, 1997  Nov. 30, 1996

Increase (Decrease) in Net Assets:
Operations:          Investment income -- net                                                    $1,310,577    $2,528,094
                     Realized gain on investments -- net                                              8,060        22,095
                     Change in unrealized appreciation/depreciation on investments -- net            24,487        (3,879)
                                                                                               ------------  ------------
                     Net increase in net assets resulting from operations                         1,343,124     2,546,310
                                                                                               ------------  ------------
Dividends &          Investment income -- net                                                    (1,310,577)   (2,528,094)
Distributions to     Realized gain on investments -- net                                             (8,060)      (22,095)
Shareholders                                                                                   ------------  ------------
(Note 1e):           Net decrease in net assets resulting from dividends and distributions
                     to shareholders                                                             (1,318,637)   (2,550,189)
                                                                                               ------------  ------------
Beneficial Interest  Net proceeds from sale of shares                                           122,255,093   154,142,818
Transactions         Net asset value of shares issued to shareholders in reinvestment
(Note 3):            of dividends and distributions (Note 1e)                                     1,314,314     2,543,309
                                                                                               ------------  ------------
                                                                                                 123,569,407   156,686,127
                     Cost of shares redeemed                                                   (125,296,834) (165,055,231)
                                                                                               ------------  ------------
                     Net decrease in net assets derived from beneficial interest transactions    (1,727,427)   (8,369,104)
                                                                                               ------------  ------------
Net Assets:          Total decrease in net assets                                                (1,702,940)   (8,372,983)
                     Beginning of period                                                         47,945,410    56,318,393
                                                                                               ------------  ------------
                     End of period                                                              $46,242,470   $47,945,410
                                                                                               ============  ============
                     See Notes to Financial Statements.





Financial Highlights

                                                            For the
                                                              Six
                                                            Months
The following per share data and ratios have been derived    Ended
from information provided in the financial statements.      May 31,       For the Year Ended November 30,
                                                              1997      1996      1995      1994      1993
Increase (Decrease) in Net Asset Value:

Per Share          Net asset value, beginning of period        $1.00     $1.00     $1.00     $1.00     $1.00
Operating                                                   --------  --------  --------  --------  --------
Performance:       Investment income -- net                    .0227     .0447     .0484     .0317     .0262
                   Realized and unrealized gain (loss) on
                   investments -- net                          .0005     .0003     .0009    (.0002)    .0010
                                                            --------  --------  --------  --------  --------
                   Total from investment operations            .0232     .0450     .0493     .0315     .0272
                                                            --------  --------  --------  --------  --------
                   Less dividends and distributions:
                   Investment income -- net                   (.0227)   (.0447)   (.0484)   (.0317)   (.0262)
                   Realized gain on investments -- net        (.0001)   (.0004)   (.0004)   (.0002)   (.0004)
                                                            --------  --------  --------  --------  --------
                   Total dividends and distributions          (.0228)   (.0451)   (.0488)   (.0319)   (.0266)
                                                            --------  --------  --------  --------  --------
                   Net asset value, end of period              $1.00     $1.00     $1.00     $1.00     $1.00
                                                            ========  ========  ========  ========  ========
                   Total investment return                     4.45%*    4.63%     4.99%     3.22%     2.69%
                                                            ========  ========  ========  ========  ========

Ratios to Average  Expenses, net of reimbursement               .76%*     .77%      .83%      .71%      .53%
Net Assets:                                                 ========  ========  ========  ========  ========
                   Expenses                                    1.11%*    1.12%     1.18%     1.06%      .96%
                                                            ========  ========  ========  ========  ========
                   Investment income and realized gain on
                   investments -- net                          4.56%*    4.55%     4.89%     3.16%     2.66%
                                                            ========  ========  ========  ========  ========

Supplemental       Net assets, end of period (in thousands)  $46,242   $47,945   $56,318   $57,184   $70,544
Data:                                                       ========  ========  ========  ========  ========

                   * Annualized.

                   See Notes to Financial Statements.




Merrill Lynch U.S. Treasury Money Fund                   May 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch U.S. Treasury Money Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no load, diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Treasury securities in which the Fund invests are traded primarily in the over-the-counter markets. Except as set forth below, these securities are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in Treasury securities. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.50% of the average daily net assets of the Fund.

For the six months ended May 31, 1997, MLAM earned fees of $144,359, of which $101,051 was voluntarily waived.

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 pursuant to which MLFD receives a fee from the Fund at the end of each month at the annual rate of 0.125% of the average daily net assets of the Fund. This fee is to compensate MLFD for the services it provides and the expenses borne by MLFD under the Distribution Agreement. As authorized by the Plan, MLFD has entered into an agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") which provides for the compensation of MLPF&S for providing distribution-related services to the Fund. Such services relate to the sale, promotion, and marketing of the shares of the Fund. For the six months ended May 31, 1997, MLFD earned $33,326 under the Plan, all of which was paid to MLPF&S pursuant to the agreement.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
John Ng, Vice President
Gerald M. Richard, Treasurer

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210